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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 4, 2002



                            U.S. MEDICAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)




          Nevada                      000-29579                 88-0320389
          ------                      ---------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



             1405 South Orange Avenue, Suite 600                 32806
             -----------------------------------                 -----
                       Orlando, Florida                        (Zip Code)
                       ----------------
           (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 849-2288


         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER MATERIAL EVENTS

         On February 4, 2002, the Board of Directors of the Company, unanimously consented to the termination of the registration of its shares of common stock (the "Shares") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by filing a Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act with the SEC. The Board of Directors made its decision for the following reasons:

         1. The Shares are currently registered under Section 12(g) of the Exchange Act and are traded on the NASDAQ OTC Bulletin Board. Recently, the market for the Shares has been extremely illiquid, with the market price of the Shares over the past twelve months having ranged from $1.01 to $0.12 on extremely low volume.

         2. The recent public capital market trends affecting small-cap companies, including a perceived lack of interest by institutional investors in companies with a limited public float and low stock price, such as with that of the Corporation.

         3. The reduction in the amount of public information available to competitors about the Corporation's business that would result from the termination of the Corporation's obligations under the reporting requirements of the SEC.

         4. The elimination of additional burdens on management associated with public reporting and other tasks resulting form the Corporation's public company status.

         5. The greater flexibility that the Corporation's management would have to focus on long-term business goals, as opposed to quarterly earnings, as a non-reporting company.

         6. The decrease in costs, particularly those associated with being a public company (for example, as a privately-held entity, the Company would no longer be required to file quarterly, annual or other periodic reports with the Commission or publish and distribute to its stockholders annual reports and proxy statements), including related audit and legal fees and personnel costs.


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         On February 5, 2002, the Company issued a press release disclosing the decision to terminate its registration under the Exchange Act. A copy of the press release is attached hereto as an exhibit.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Press Release issued by the Company on February 5, 2002 (FILED HEREWITH.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               U.S. MEDICAL GROUP, INC.


February 5, 2002                               By:
                                                   -----------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------





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                                 EXHIBITS INDEX


Exhibit No.                        Exhibit Description                  Page No.
-----------                        -------------------                  --------


Exhibit 99.1      Press Release issued by the Company on       (FILED HEREWITH.)
                  February 5, 2002